UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2014

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On January 30, 2014, Costco Wholesale Corporation (the “Company”) held its 2014 Annual Meeting of Shareholders. There were 439,721,762 shares of common stock entitled to be voted; 369,970,395 shares were voted in person or by proxy. The Company’s shareholders voted on the following matters:

1.	The election of each of the four Class III directors nominated by the Board of Directors to hold office until the 2017 Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2014;

3.	The approval, on an advisory basis, of the compensation of the Company’s executive officers for fiscal year 2013 as disclosed in the Company’s Proxy Statement dated December 17, 2013;

4.	A shareholder proposal requesting that the Board of Directors take the steps necessary so that each voting requirement in the Company’s charter and bylaws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws.; and

5.	A proposal to amend the Company’s Articles of Incorporation to change the method of electing directors.

Each of Items 1-4 above was approved by the Company’s shareholders. As Item 5 failed to receive the affirmative vote of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors, as required by the Company’s Articles of Incorporation, it was not approved by the Company’s shareholders.

The results of the shareholder votes are set forth below:

Board of Directors.

Nominees	For	Withheld	Broker Non-Votes
Susan L. Decker	174,781,763	135,406,362	59,782,270
Richard M. Libenson	211,756,563	98,431,562	59,782,270
John W. Meisenbach	209,945,914	100,242,211	59,782,270
Charles T. Munger	238,689,837	71,498,288	59,782,270

Independent Auditor

For	Against	Abstain
365,104,496	4,132,433	733,466

Approval, on an advisory basis, of Executive Compensation

For	Against	Abstain	Broker Non-Votes
306,191,098	2,546,305	1,450,722	59,782,270

Shareholder Proposal to Change Certain Voting Requirements

For	Against	Abstain	Broker Non-Votes
201,410,597	107,642,904	1,134,624	59,782,270

Proposal to Amend Articles of Incorporation

For	Against	Abstain	Broker Non-Votes
205,939,957	80,426,162	23,820,667	59,783,609

Item 8.01.	Other Events

The Board of Directors declared a quarterly cash dividend on the Company’s common stock. The dividend of $0.31 per share declared on January 30, 2014, is payable February 28, 2014, to shareholders of record at the close of business on February 14, 2014

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is included in this report:

99.1	Press release dated January 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 31, 2014.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti
Executive Vice President and Chief Financial Officer

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